AMENDMENT AND RESTATEMENT

                          dated as of May 28, 1999

                                     of

                          364-DAY CREDIT AGREEMENT

                          dated as of May 29, 1998

                                   among

                      ALLMERICA FINANCIAL CORPORATION

                         The LENDERS Party Hereto

                                   and

                          THE CHASE MANHATTAN BANK,
                          as Administrative Agent





                     -------------------------------------
                                 $150,000,000
                     -------------------------------------





                            CHASE SECURITIES INC.,
                        as Arranger and Book Manager

          AMENDMENT AND RESTATEMENT dated as of May 28, 1999 (this "Amendment and Restatement") of the 364-DAY CREDIT AGREEMENT referred to below, among: ALLMERICA FINANCIAL CORPORATION, a Delaware corporation (the "Company"); the LENDERS party hereto; and THE CHASE MANHATTAN BANK, as administrative agent to the Lenders (in such capacity, with any successors in such capacity, the "Administrative Agent").

                             W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a 364-Day Credit Agreement dated as of May 29, 1998 immediately prior to the effectiveness of this Amendment and Restatement pursuant to Section 4 hereof, the "Existing Credit Agreement") and desire to amend and restate the Existing Credit Agreement to make certain amendments and other modifications thereto; and

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments thereto specified in Section 2 of this Amendment and Restatement (the Existing Credit Agreement, as amended and restated hereby, being herein called the "Amended and Restated Credit Agreement"):

          Section 1. Definitions. Terms defined in the Existing Credit Agreement but not herein have the meanings given them in the Existing Credit Agreement.

          Section 2. Amendments. Effective on the date provided in Section 4 of this Amendment and Restatement, subject to satisfaction of the conditions to effectiveness set forth therein, the Existing Credit
Agreement is hereby amended as follows:

          2.01. General. References in the Existing Credit Agreement to "this Agreement" or words of similar import (including indirect references to the Existing Credit Agreement) shall be deemed to be references to the Amended and Restated Credit Agreement.

          2.02.  Certain Definitions.  Each of the following definitions in
Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

          "Applicable Loan Fee Percentage" shall mean 0.08% per annum.

          "Applicable Margin" shall mean, with respect to Eurodollar Loans, 0.22% per annum.

          "Commitment Termination Date" shall mean May 27, 2000, as such date may be extended pursuant to Section 2.09 hereof.


                          Amendment and Restatement
                          -------------------------

          2.03. Clause (f) of Section 8.04 of the Credit Agreement shall be amended by inserting the following parenthetical immediately after the word "thereto" in the ninth line thereof:

               "(unless the aggregate purchase price for such acquisition is less than $20,000,000 and such approval is not required by applicable law, in which case such approval shall not be required hereunder)".

          2.04. Clause (l) of Section 8.05 of the Credit Agreement shall be amended in its entirety to read as follows:

               "(l) additional Liens upon real and/or personal Property created after the date hereof, provided that the aggregate Indebtedness secured thereby and incurred on and after the date hereof shall not exceed $30,000,000 in the aggregate at any one time outstanding; and".

          2.05. Clause (f) of Section 8.06 of the Credit Agreement shall be amended in its entirety to read as follows:

               "(f) additional Indebtedness of the Company and its Subsidiaries (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens permitted under Sections 8.05(j) or 8.05(l) hereof) if on the date of the incurrence of such Indebtedness (after giving pro forma effect to such Indebtedness and the application of the net proceeds therefrom) the (A) the sum of (i) Total Debt plus (ii) the aggregate liquidation preference of all Special Preferred Securities but only that portion of such aggregate liquidation preference that is at such time equal to, or in excess of, 15% of Total Capitalization on such date would not exceed (B) 25% of Total Capitalization.

          2.06.  Section 8.08 of the Credit Agreement shall be amended by
(i) replacing the word "and" immediately prior to clause (y) thereof with a comma and (ii) amending said clause (y) in its entirety, and inserting a new clause (z) immediately following said clause (y), to read as follows:

          "(y) the Company and its Subsidiaries may enter into transactions in the ordinary course of business and upon terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arm's-length transaction with a Person not an Affiliate and (z) the Company and its Subsidiaries may make investment in Affiliates in an aggregate amount not exceeding 10% of the Total Shareholders' Equity."


                          Amendment and Restatement
                          -------------------------

          Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Article III of the Existing Credit Agreement as amended and restated hereby are true and correct as of the Effective Date (as defined in Section 4 hereof) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default shall have occurred and be continuing on the Effective Date both immediately before and after giving effect to the amendments set forth in Section 2 of this Amendment and Restatement.

          Section 4. Conditions Precedent. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall be effective as of May 28, 1999 (the "Effective Date") upon the satisfaction of each of the following conditions precedent:

          (a) Amended and Restated Credit Agreement. This Amendment and Restatement, duly executed and delivered by the Borrower, the Lenders and the Administrative Agent.

          (b) Payments. Evidence satisfactory to the Administrative Agent of payment (or arrangements for payment) in full of all unpaid loan fees under Section 2.04 of the Existing Credit Agreement, which shall have accrued to but not including the Commitment Termination Date as in effect immediately prior to the effectiveness of this Amendment and Restatement.

          (c) Other Documents. Receipt by the Administrative Agent of such other documents as any Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

          Section 5. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment and Restatement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or special New York counsel to Chase. This Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.


                          Amendment and Restatement
                          -------------------------


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


          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Restatement to be duly executed as of the day and year first above written.
                                         BORROWER
                                         --------
                                         ALLMERICA FINANCIAL CORPORATION


                                         By: /s/ Edward J. Parry III
                                            -------------------------
                                             Name: Edward J. Parry III
                                             Title: Vice President, Chief
                                                    Financial Officer, and
                                                    Treasurer


                          Amendment and Restatement
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


                                         LENDERS
                                         -------
Commitments
-----------
(as of May 28, 1999)

$30,000,000                              THE CHASE MANHATTAN BANK,
                                           individually and as
                                            Administrative Agent


                                         By: /s/ Lawrence M. Karp
                                             -------------------------
                                             Name: Lawrence M. Karp
                                             Title: Vice President


$30,000,000                              BANKBOSTON, N.A.

                                         By: /s/Stewart P. Neff
                                            -------------------------
                                             Name: Stewart P. Neff
                                             Title: Managing Director


$30,000,000                              THE FIRST NATIONAL BANK OF CHICAGO

                                         By: /s/ Samuel W. Bridges
                                             ------------------------
                                             Name: Samuel W. Bridges
                                             Title: First Vice President


$45,000,000                              FLEET NATIONAL BANK.

                                         By: /s/ David A. Bosselait
                                             ------------------------
                                             Name: David A. Bosselait
                                             Title: Vice President

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


$15,000,000                              THE BANK OF NEW YORK

                                         By: /s/ Robert V. Masi
                                             --------------------------
                                             Name: Robert V. Masi
                                             Title: Vice President






Amended and Restated Credit Agreement
NY3:#7208600v3
[EXECUTION COPY]
NY3:#7208600v3



Amendment and Restatement
NY3:#7208600v3

NY3:#7208600v3


                          Amendment and Restatement
                          -------------------------


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